EXHIBIT 32.1

RETAIL OPPORTUNITY INVESTMENTS CORP.
Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to
18 U.S.C. Section 1350
as adopted pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

The undersigned, the Chief Executive Officer of Retail Opportunity Investments Corp. (the “Company”), hereby certifies to the best of his knowledge on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 (the “Form 10-Q”), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 25, 2019	By:	/s/ Stuart A. Tanz
Name: Stuart A. Tanz
Title: Chief Executive Officer

The undersigned, the Chief Financial Officer of Retail Opportunity Investments Corp. (the “Company”), hereby certifies to the best of his knowledge on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 (the “Form 10-Q”), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 25, 2019	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

Pursuant to the Securities and Exchange Commission Release 33-8238, dated June 5, 2003, this certification is being furnished and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any registration statement of the Company filed under the Securities Act of 1933, as amended.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to
18 U.S.C. Section 1350
as adopted pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

The undersigned, the Chief Executive Officer of Retail Opportunity Investments Corp, the sole member of Retail Opportunity Investments GP, LLC, the sole general partner of Retail Opportunity Investments Partnership, LP (the “Operating Partnership”), hereby certifies to the best of his knowledge on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 (the “Form 10-Q”), filed concurrently herewith by the Operating Partnership, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.

Date: July 25, 2019	By:	/s/ Stuart A. Tanz
Name: Stuart A. Tanz
Title: Chief Executive Officer

The undersigned, the Chief Financial Officer of Retail Opportunity Investments Corp, the sole member of Retail Opportunity Investments GP, LLC, the sole general partner of Retail Opportunity Investments Partnership, LP (the “Operating Partnership”), hereby certifies to the best of his knowledge on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 (the “Form 10-Q”), filed concurrently herewith by the Operating Partnership, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.

Date: July 25, 2019	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

Pursuant to the Securities and Exchange Commission Release 33-8238, dated June 5, 2003, this certification is being furnished and shall not be deemed filed by the Operating Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any registration statement of the Operating Partnership filed under the Securities Act of 1933, as amended.

A signed original of this written statement required by Section 906 has been provided to the Operating Partnership and will be retained by the Operating Partnership and furnished to the Securities and Exchange Commission or its staff upon request.